Krystal

Respiratory cell-type affinity and absolute *CFTR* expression in the primate airway upon nebulization of KB407

Trevor Parry, Sara Artusi, Jorge Guzman-Lepe,
Mary Jane Duermeyer, Suma Krishnan

Krystal Biotech, Inc.


YMN546
SFH-0187556

Krystal | 2 T. Parry, S. Artusi, J. Guzman-Lepe, M. Duermeyer and S. Krishnan are employees of, and have equity interest in, Krystal Biotech, Inc. Disclosures

Cystic Fibrosis: Significant Unmet Need Despite Recent Approvals

Approximately 10% of CF patients have mutations that are not amenable to current small molecule approaches

Cystic Fibrosis

- Known as a life-threatening inherited disease, with an incidence of ~1/2,500 live births, affecting ~80,000 people worldwide[1]
- It is autosomal recessive, caused by mutations in the cystic fibrosis transmembrane conductance regulator (CFTR), leading to reduced and/or loss of CFTR function[2-4]
- Progressive lung disease is the primary cause of morbidity and mortality where the loss of CFTR-mediated chloride and bicarbonate transport leads to airway mucus obstruction, recurrent bacterial infection, and inflammation[5]


20
16
12
8
4
1

Estimated prevalence of cystic fibrosis per 100,000 habitants[6]

Unmet need remains significant despite recent approvals

- Small molecule correctors work by improving the functions of mutated CFTR; however, they only restore ~50% of protein function in patients with certain amenable mutations
- These therapies are ineffective in the ~10% patients with mutations that do not produce any CFTR protein (null mutations)
- Suboptimal efficacy or tolerability issues remain even in those responsive to therapies

CF Prevalence & Incidence[1,6,7]

~80,000 patients with CF worldwide

~30,000 patients in US CF registry

~1,000 new cases of CF diagnosed each year in the US

1. Middleton PG et al., *NEJM* 2019;381(19): 1809-1919; 2. O'Sullivan BP et al., *Lancet* 2009;373:1891-904; 3. Elborn JS et al., *Lancet* 2016; 388:2519-31; 4. Sanders DB et al., *Pediatr Clin North Am* 2016;63:567-84; 5. Stoltz DA et al., *NEJM* 2015, 372 (4): 351-362; 6. Lopes-Pacheco M, Front. *Pharmacol.* 2016; 7:275; 7. US Cystic Fibrosis Foundation.
CF, cystic fibrosis.

Krystal | 3

Krystal | 4 KB407: A Differentiated Vector An investigational inhaled gene therapy designed with the ability to redose HSV-1 In vivo dosing Yes Potential baseline neutralizing immunity No Repeat-dose capabilities Yes Carrying capacity ≥30 kb Integrates payload into host cell DNA No Efficiency of delivering genetic cargo High Regulatory precedent Yes Herpes Simplex Virus Type 1 (HSV-1) as a Gene Delivery Platform  HSV-1 is a well characterized virus, highly prevalent in the human population, with some estimates suggesting at least 67% of the US population ≥12 years have been exposed to HSV-11  HSV-1 vectors efficiently transduce cells; their genomes remain episomal without integrating into host DNA2,3, thus avoiding risks of insertional mutagenesis  Additional benefit of the HSV-1 vectors include large payload capacities exceeding 30 kb and its natural property to resist immune clearance4-6 1. Xu F, et al. J Infect Dis. 2002;185(8):1019–24; 2. Heldwein EE, Krummenacher C. Cell Mol Life Sci. 2008;65(11):1653-68; 3. Goins WF, et al., Engineering HSV-1 Vectors for Gene Therapy, in Herpes Simplex Virus: Methods and Protocols, J.R. Diefenbach and C. Fraefel, Editors. 2014, Springer New York:New York, NY. p. 63-79; 4. Tognarelli EI, et al. Front Cell Infect Microbiol. 2019;9:127; 5. Yang L, et al. Front Immunol. 2019;10:2196; 6. Oldham ML, et al. Nature. 2016;529(7585):537-40. HSV-1, herpes simplex virus type 1 KB407  Based on Krystal’s differentiated HSV-1 vector platform that has been clinically validated in a Phase 3 study in dystrophic epidermolysis bullosa (NCT04491604)  Engineered to be replication defective with reduced cytotoxicity  Encodes two full-length copies of human CFTR  Duration of nebulization <30 minutes  Episomal delivery of CFTR transgene does not disrupt host cell DNA  Ability to redose and/or adjust dose over time as lung cells turnover

KB407 Corrected CFTR Defect in 3D Patient-Derived Intestinal Organoids

Restoration of normal cystic organoid morphology occurs irrespective of underlying CFTR mutation

Reference Images

Healthy PDOs



CF PDOs



***Ex Vivo* KB407 Dose-Ranging and Pharmacodynamics in 3D Organotypic Cultures**

G542X/G542X (class I mutation)


Vehicle
KB407
t = 60 min, 2 μM Frsk
average organoid size (μm²)
25000
20000
15000
10000
5000
Vehicle
KB407 MOI 10
KB407 MOI 20
KB407 MOI 40
mCherry MOI 10
G418 (50μM)

F508del/F508del (class II mutation)


Vehicle
KB407
t = 60 min, 2 μM Frsk
average organoid size (μm²)
25000
20000
15000
10000
5000
Vehicle
KB407 MOI 1
KB407 MOI 5
KB407 MOI 10
mCherry MOI 10
Orkambi (3μM)

W1282X/W1282X (class I mutation)


Vehicle
KB407
t = 60 min, 2 μM Frsk
average organoid size (μm²)
25000
20000
15000
10000
5000
Vehicle
KB407 MOI 1
KB407 MOI 5
KB407 MOI 10
mCherry MOI 10
G418 (50μM)

F508del/F508del (class II mutation)


Vehicle
KB407
t = 60 min, 2 μM Frsk
average organoid size (μm²)
25000
20000
15000
10000
5000
Vehicle
KB407 MOI 1
KB407 MOI 5
KB407 MOI 10
mCherry MOI 10
Orkambi (3μM)

- In healthy patient derived organoids (PDOs, top left), CFTR protein functions properly and enables water transport across the membrane leading to plump, round appearing PDOs
- In PDOs derived from CF patients (bottom left, center, and right), CFTR does not work properly and water is not transported causing PDOs to appear shrunken or shriveled
- Transduction by KB407 leads to a striking restoration of normal cystic organoid morphology even at the lowest MOI tested within 24 hours of transduction, irrespective of the underlying CFTR mutation
- KB407 also found to transduce primary CF patient derived small airway epithelial cells in a dose-dependent manner; the vector efficiently produces functional, full-length CFTR protein that properly traffics to the cell membrane

Freedman C, et al. Poster at the ASGCT 2020 Annual Meeting. Virtual. May 12-15, 2020.
CF, cystic fibrosis; MOI, multiplicity of infection; PDOs, patient derived organoids.

Krystal | 5

Nebulized KB407 in Nonhuman Primates (NHPs)

Repeat doses of KB407 well tolerated and broadly distributed throughout lung tissue in NHPs

KB407 biodistribution & human *CFTR* expression in NHP tissues 48 hours following repeat dosing


Vehicle
KB407 (low dose)
KB407 (high dose)
Day 0
Day 19
Blood Collections
Tissue Harvest
Human CFTR DNA Copies/Gram of Tissue
CFTR DNA copies/gram of tissue
8.00E+05
7.00E+05
6.00E+05
5.00E+05
4.00E+05
3.00E+05
2.00E+05
1.00E+05
0.00E+00
nd
Brain Heart Kidney Spleen Liver Lymph Node, Axial Lymph Node, Inguinal Lung, Right Cranial Lung, Right Caudal Lung, Right Middle
Human CFTR Transcripts/Gram of Tissue
CFTR RNA copies/gram of tissue
7.00E+07
6.00E+07
5.00E+07
4.00E+07
3.00E+07
2.00E+07
1.00E+07
1.00E+01
nd
Brain Heart Kidney Spleen Liver Lymph Node, Axial Lymph Node, Inguinal Lung, Right Cranial Lung, Right Caudal Lung, Right Middle

Data are presented as the average of two replicates/tissue ± SEM. nd, not detected

- No abnormal cage-side of clinical observations
- No changes in food consumption, bodyweight, or behavior during dosing period
- KB407 was distributed throughout airways, including the bronchioles and alveoli, with little-to-no vector detected in all other tissues
- All blood samples below the limit of detection for vector at all timepoints

Parry T, et al. Poster #541 at the *2021 North American Cystic Fibrosis Conference (NACFC)*. Virtual. November 1-5, 2021.
NHPs, nonhuman primates.

Krystal | 6

Krystal | 7 KB407 Repeat Dose (Weekly) GLP Toxicology Study in NHPs Study Design Group n Duration of Exposure (minutes) Avg. Dose Deposited in Lungs (PFU/administration) Dosing Days Necropsy Days Air 6 90 - 1, 8, 15 16 Vehicle 10 90 - 1, 8, 15 16, 43 Low Dose KB407 10 18 1.81x108 (male) 1, 8, 15 16, 43 2.33x108 (female) High Dose KB407 10 90 1.43x109 (male) 1, 8, 15 16, 43 2.11x109 (female) Findings: NOAEL was determined to be the high dose  No toxicity based on mortality, cage side/clinical observations, body weights, and clinical and anatomic pathology  No changes in tidal volume, respiratory frequency, or minute volume at any dose level  Mild mononuclear or mixed cell infiltrates in lungs and minimal to mild neutrophilic infiltration in nasal turbinates  Effects were considered non-adverse due to the mild severity, lack of impact on health, and reversible on recovery Parry T, et al. Poster #541 at the 2021 North American Cystic Fibrosis Conference (NACFC). Virtual. November 1-5, 2021. GLP, good laboratory practice; NHPs, nonhuman primates; NOAEL, no observed adverse effect level. Fluorescent in situ hybridization  Lung samples harvested 28 days after the last dose demonstrate persistence of the vector and CFTR expression

Krystal | 8 KB407 Cell-Type Affinity in NHP Lungs Ciliated cells (AC-Tubulin+), 24-hours after last dose administered (Day 16 of GLP toxicology study) 1. Okuda, K. et al. Am J Respir Crit Care Med. 2021 203(10): 1275-1289. GLP, good laboratory practice; NHP, nonhuman primate.  A majority of KB407-positive respiratory epithelium was identified as ciliated cells, consistent with the observation that ciliated cells are the predominant cell type found in the conducting airways1 59.6% (298/500) of AC-Tubulin+ cells were KB407+ (10 fields of view)

Krystal | 9 KB407 Cell-Type Affinity in NHP Lungs Club cells (SCGB1A1+), 24-hours after last dose administered (Day 16 of GLP toxicology study) GLP, good laboratory practice; NHP, nonhuman primate.  KB407-positive club cells identified in the airways of NHPs after repeated nebulization 17.4% (38/218) of SCGB1A1+ cells were KB407+ (10 fields of view)

Krystal | 10 KB407 Cell-Type Affinity in NHP Lungs Goblet cells (MUC5AC+), 24-hours after last dose administered (Day 16 of GLP toxicology study)  KB407-positive goblet cells also observed in the airways of NHPs after repeated nebulization GLP, good laboratory practice; NHP, nonhuman primate. 8.0% (8/100) of MUC5AC+ cells were KB407+ (10 fields of view)

Krystal | 11 KB407 Cell-Type Affinity in NHP Lungs Macrophages (CD163+), 24-hours after last dose administered (Day 16 of GLP toxicology study)  Significant majority of KB407-positive cells are CD163-negative  No significant colocalization of the viral and basal cell markers was detected, indicating that transduction was limited to air-exposed cells GLP, good laboratory practice; NHP, nonhuman primate. 20.6% (33/160) of KB407+ cells were CD163+ (10 fields of view)

KB407 Expresses Human *CFTR* ≥ Endogenous *CFTR* in NHP Lungs

Absolute quantitation of exogenous human and endogenous NHP CFTR transcripts 48 hours post-KB407 nebulization



Vehicle
KB407 (low dose)
KB407 (high dose)
Day 0
Day 19
Blood Collections
Tissue Harvest
Human CFTR Transcripts/Gram of Tissue
CFTR RNA copies/gram of tissue
7.00E+07
6.00E+07
5.00E+07
4.00E+07
3.00E+07
2.00E+07
1.00E+07
1.00E+01
nd
Brain
Heart
Kidney
Spleen
Liver
Lymph Node, Axial
Lymph Node, Inguinal
Lung, Right Cranial
Lung, Right Caudal
Lung, Right Middle

- Absolute quantification of exogenous human *CFTR* transcripts in multiple lung tissue biopsies were found to be 106%-440% of the endogenous levels observed in otherwise healthy primate airways



Absolute CFTR Transcription
CFTR RNA copies/50ng total RNA
2.50E+05
2.00E+05
1.50E+05
1.00E+05
5.00E+04
0.00E+00
Human
NHP
Right Cranial
Right Caudal
Right Caudal
Lung Lobe Biopsy

NHP, nonhuman primate.

Krystal | 12

Krystal | 13 Assessment of Inflammatory Induction in Human CF Cells No significant cytokine induction, even at MOI 10 and in presence of high levels of KB407-mediated CFTR expression, in CF colorectal epithelial cells 48 hours post-transduction IL-10, IL-12p70, IP-10, GM-CSF, IFN-λ1/2/3 also assessed, no significant induction (data not shown) CF, cystic fibrosis; MOI, multiplicity of infection. Data Courtesy of Dr. Gerard Kaiko, U. Newcastle. qRT-PCR (normalized to GAPDH) Genotype of cells used in study

Krystal | 14 Summary  Expression and localization of CFTR in CF primary small airway cells  Post-translation glycosylation of CFTR protein  Functional correction in 3D organoid model  KB407 is stable after nebulization  KB407 expresses human CFTR in airways of mice and NHPs upon nebulization  No adverse findings in GLP toxicology study  KB407 transduces ciliated and secretory cells (both club and goblet cells) in NHPs, suggesting that each cell type is amenable to KB407 transduction through their apical membranes upon nebulization  Human CFTR transcripts found to be 106%-440% of the endogenous levels in NHPs upon KB407 administration, suggesting transgene expression at physiologically relevant levels  No evidence of significant cytokine/chemokine induction in transduced CF patient cells, limiting likelihood of significant inflammation after KB407 nebulization in treated patients  Investigational New Drug (IND) application accepted by FDA in July 2022 CF, cystic fibrosis; GLP, good laboratory practice; NHPs, nonhuman primates.